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                                  Exhibit 10.7
                                  ------------

                          AMENDMENT No. 1 to Agreement
                          ----------------------------

     FIRST AMENDMENT (this "Amendment") dated as of February 5, 2002 to that certain Agreement (the "Original Agreement") between Ethicon Endo-Surgery, Inc. ("EES") and Fischer Imaging Corporation ("FIMG") dated October 10, 1997, as modified by that certain Addendum to the Agreement ("Addendum") dated January 28, 1998 (the Original Agreement as amended by the Addendum, the "Agreement").

     WHEREAS, FIMG has developed a breast imaging system for full-field digital upright mammography (rather than biopsy) known as a SenoScan(R) (the "SenoScan System"); and

     WHEREAS, EES is desirous of waiving any right it may have to distribute, market or sell the SenoScan System as provided below without waiving any of its other rights under the Agreement.

     NOW, THEREFORE, for due and valid consideration, the sufficiency of which is acknowledged by both parties, EES and FIMG hereby agree as follows:

ARTICLE 1  DEFINITION; EFFECTIVE DATE
-------------------------------------

1.1 All capitalized terms used and not defined in this Amendment shall have the meaning as set out in the Agreement.

1.2  The "Effective Date" of this Amendment is January 23, 2002.


ARTICLE 2  AMENDMENTS
---------------------

2.1 Notwithstanding Section 1 of the Original Agreement and Sections 2 and 12 of the Addendum, EES hereby irrevocably relinquishes any and all rights to market, sell or distribute the SenoScan System during the term of the Agreement; provided, however, this Section 2.1 shall not apply to any other system developed by Fischer during the term of the Agreement or to a hybrid of the SenoScan System and another system to which Fischer gives the SenoScan brand name; and provided, further, this Section 2.1 shall not affect any other rights which EES may have under the Agreement including without limitation with respect to Tables and or imaging systems on which the EES Mammotome system may be installed.

2.2 Section 8.1 of the Addendum to the Agreement is hereby deleted in its entirety and the following Section 8 is substituted in its place:

              8.1 FIMG shall pay EES a commission in the amount of $2,500 per Table for all Table sales resulting from leads and sales assistance provided by EES representatives. Such commission shall be payable by FIMG on a quarterly basis, based on Tables shipped by FIMG to its customers during that quarter. EES shall at its sole discretion distribute such payments made by FIMG including but not limited to making such payments in the form of sales commissions, field level marketing programs, or similar activities. For purposes of this Section 8.1, Quarters shall mean calendar quarters which are deemed to end on March 31, June 30, September 30 and December 31, respectively.

ARTICLE 3  MISCELLANEOUS
------------------------

3.1 Except as expressly modified by this Amendment, the terms of the Agreement shall continue in full force and effect without modification.

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3.2  This Amendment shall be deemed to have been made in the State of Ohio and its form, execution, validity, construction and effect shall be determined in accordance with the laws of the State of Ohio, without giving effect to the principles of conflicts of law thereof.

3.3 All section headings contained in this Amendment are for convenience of reference only and shall not affect the meaning or interpretation of this Amendment.

3.4 This Amendment may be executed in multiple counterparts, each of which shall be an original as against any party whose signature appears thereon but all of which together shall constitute one and the same instrument. A facsimile transmission of the signed Amendment shall be legal and binding on all parties.

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         IN WITNESS WHEREOF, each of the parties, through their authorized officers, has caused this Amendment to be duly executed in the name of and on its behalf, as of the Effective Date of this Amendment.

                                 FISCHER IMAGING CORPORATION

                              By: /s/ Louis Rivelli
                                 ---------------------------------------
                                 Name: LOUIS RIVELLI
                                 Title: PRESIDENT, CEO



                                 ETHICON ENDO-SURGERY, INC.

                              By: /s/ Richard Dakerd
                                 ---------------------------------------
                                 Name: RICHARD DAKERD
                                 Title: VP Worldwide Business Development



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